Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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TIMBERLAND BANCORP, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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December 18, 2019

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Timberland Bancorp, Inc., to be held at the Hoquiam Grand Central, 427 7th Street, Hoquiam, Washington, on Tuesday, January 28, 2020 at 1:00 p.m., local time.

The Notice of Annual Meeting of Shareholders and Proxy Statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we will also report on our operations.  Directors and officers of Timberland Bancorp, Inc., as well as a representative of Delap LLP, our independent registered public accounting firm for the fiscal year ended September 30, 2019, will be present to respond to appropriate questions of shareholders.

It is important that your shares are represented at the meeting, whether or not you attend in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Jon C. Parker
Jon C. Parker Chairman of the Board

TIMBERLAND BANCORP, INC.
624 SIMPSON AVENUE
HOQUIAM, WASHINGTON 98550
(360) 533-4747

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JANUARY 28, 2020

Notice is hereby given that the annual meeting of shareholders of Timberland Bancorp, Inc. will be held at the Hoquiam Grand Central, 427 7th Street, Hoquiam, Washington, on Tuesday, January 28, 2020 at 1:00 p.m., local time, for the following purposes:

Proposal 1.	Election of three directors to each serve for a term of three years, and one director to serve for a term of two years.

Proposal 2.	Advisory (non-binding) approval of our executive compensation as disclosed in this Proxy Statement.

Proposal 3.	Approval of the adoption of the Timberland Bancorp, Inc. 2019 Equity Incentive Plan.

Proposal 4.	Ratification of the Audit Committee’s selection of Delap LLP as our independent registered public accounting firm for 2020.

We will also consider and act upon such other business as may properly come before the meeting, or any adjournment or postponement thereof.  As of the date of this notice, we are not aware of any other business to come before the annual meeting.

Important notice regarding the availability of proxy materials for the annual meeting of shareholders to be held on January 28, 2020.  Our Proxy Statement, proxy card  and Annual Report to Shareholders are available at https://materials.proxyvote.com/887098.  Directions to attend the annual meeting, where you may vote in person, can be found online at http://www.timberlandbank.com.

The Board of Directors has fixed the close of business on December 2, 2019 as the record date for the annual meeting.  This means that shareholders of record at the close of business on that date are entitled to receive notice of, and to vote at the meeting and any adjournment thereof.  To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited by the Board of Directors.  The proxy will not be used if you attend and vote at the annual meeting in person.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/DEAN J. BRYDON
DEAN J. BRYDON CORPORATE SECRETARY

Hoquiam, Washington
December 18, 2019

IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies in order to ensure a quorum.  A pre-addressed envelope is enclosed for your convenience.  No postage is required if mailed in the United States.

PROXY STATEMENT
OF
TIMBERLAND BANCORP, INC.
624 SIMPSON AVENUE
HOQUIAM, WASHINGTON 98550
(360) 533-4747

ANNUAL MEETING OF SHAREHOLDERS
JANUARY 28, 2020

The Board of Directors of Timberland Bancorp, Inc. is using this Proxy Statement to solicit proxies from our shareholders for use at the annual meeting of shareholders.  We are first mailing this Proxy Statement and the enclosed form of proxy to our shareholders on or about December 18, 2019.

The information provided in this Proxy Statement relates to Timberland Bancorp, Inc. and its wholly-owned subsidiary, Timberland Bank.  Timberland Bancorp, Inc. may also be referred to as “Timberland” and Timberland Bank may also be referred to as the “Bank.”  References to “we,” “us” and “our” refer to Timberland and, as the context requires, Timberland Bank.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:	Tuesday, January 28, 2020
Time:	1:00 p.m., local time
Place:	The Hoquiam Grand Central, 427 7th Street, Hoquiam, Washington

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	Election of three directors to each serve for a term of three years, and one director to serve for a term of two years.

Proposal 2.	Advisory (non-binding) approval of our executive compensation as disclosed in this Proxy Statement.

Proposal 3.	Approval of the adoption of the Timberland Bancorp, Inc. 2019 Equity Incentive Plan.

Proposal 4.	Ratification of the Audit Committee’s selection of Delap LLP as our independent registered public accounting firm for 2020.

We also will transact any other business that may properly come before the annual meeting.  As of the date of this Proxy Statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this Proxy Statement.

Who is Entitled to Vote?

We have fixed the close of business on December 2, 2019 as the record date for shareholders entitled to notice of and to vote at our annual meeting.  Only holders of record of Timberland’s common stock on that date are entitled to notice of and to vote at the annual meeting.  You are entitled to one vote for each share of Timberland common stock you own.  On December 2, 2019, there were 8,345,069 shares of Timberland common stock outstanding and entitled to vote at the annual meeting.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all shareholders on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials.  This answer provides voting instructions for shareholders of record.  You are a shareholder of record if your shares of Timberland common stock are held in your name.  If you are a beneficial owner of Timberland common stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question.

Shares of Timberland common stock can only be voted if the shareholder is present in person or by proxy at the annual meeting.  To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting.  You can always change your vote at the meeting if you are a shareholder of record.

Voting instructions are included on your proxy card.  Shares of Timberland common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares FOR the election of each of our director nominees, FOR advisory approval of the compensation of our executive officers as disclosed in this Proxy Statement, FOR approval of the adoption of the 2019 Equity Incentive Plan and FOR ratification of the selection of Delap LLP as our independent registered public accounting firm.  If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.  We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in street name by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If your common stock is held in street name, you will receive instructions from your broker that you must follow in order to have your shares voted.  Your broker may allow you to deliver your voting instructions via the telephone or the Internet.  Please see the instruction form that accompanies this Proxy Statement.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  In the case of non-discretionary items, shares not voted are treated as “broker non-votes.”  The proposals to elect directors and approve the adoption of the 2019 Equity Incentive Plan and the advisory vote on executive compensation are considered non-discretionary items; therefore, you must provide instructions to your broker in order to have your shares voted on these proposals.

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

We maintain the Timberland Bank Employee Stock Ownership and 401(k) Plan (“ESOP and 401(k) Plan”) for the benefit of our employees.  Each participant may instruct the trustee how to vote the shares of Timberland common stock allocated to his or her account under the ESOP portion of the plan by completing the voting instruction sheet distributed by the administrator.  If a participant properly executes the voting instruction sheet, the administrator will instruct the trustee to vote the participant’s shares in accordance with the participant’s instructions.  Unallocated shares of Timberland common stock held in the ESOP portion of the plan and allocated shares for which proper voting instructions are not received will be voted by the trustee in the same proportion as shares for which the trustee has received voting instructions.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of Timberland common stock entitled to vote at the annual meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held 120 days or more after the original meeting.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of Timberland common stock.  Accordingly, the four nominees for election as directors who receive the highest number of votes actually cast will be elected.  Pursuant to our Articles of Incorporation, shareholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or withheld from each nominee.  Votes that are withheld and broker non-votes will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected.  Our Board of Directors unanimously recommends that you vote FOR the election of each of its director nominees.

Vote Required to Approve Proposal 2: Advisory Approval of Executive Compensation

Approval on an advisory (non-binding) basis of our executive compensation requires the affirmative vote of a majority of the votes cast at the annual meeting.  Abstentions and broker non-votes do not constitute votes cast and therefore will have no effect on the proposal.  Our Board of Directors unanimously recommends that you vote FOR approval of the compensation of our named executive officers.

Vote Required to Approve Proposal 3: Approval of the Adoption of the 2019 Equity Incentive Plan

Approval of the adoption of the Timberland Bancorp, Inc. 2019 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting by holders of Timberland common stock.  Any shareholder represented in person or by proxy at the meeting and entitled to vote on the subject matter may elect to abstain from voting on this proposal.  If so, such abstention will not be counted as a vote cast on the proposal and, therefore, will have no effect on the outcome of the vote on the proposal.  Provided there is a quorum of shareholders present in person or by proxy, shareholders not attending the meeting, in person or by proxy, will also have no effect on the outcome of this proposal.  Broker non-votes do not constitute votes cast and will have no effect on the outcome of the proposal.  Our Board of Directors unanimously recommends that you vote FOR approval of the adoption of the 2019 Equity Incentive Plan.

Vote Required to Approve Proposal 4: Ratification of the Selection of the Independent Registered Public Accounting Firm

Ratification of the selection of Delap LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2020 requires the affirmative vote of a majority of the votes cast at the annual meeting.  Abstentions do not constitute votes cast and therefore will have no effect on the proposal.  Our Board of Directors unanimously recommends that you vote FOR the ratification of the selection of the independent registered public accounting firm.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date;

•	notifying the Corporate Secretary of Timberland in writing before the annual meeting that you have revoked your proxy; or

•	voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 2, 2019, the voting record date, information regarding share ownership of:

•
those persons or entities (or groups of affiliated persons or entities) known by management to beneficially own more than five percent of Timberland’s common stock other than directors and executive officers;

•	each director and director nominee of Timberland;

•	each executive officer of Timberland or Timberland Bank named in the Summary Compensation Table appearing under “Executive Compensation” below (known as “named executive officers”); and

•	all current directors and executive officers of Timberland and Timberland Bank as a group.

Persons and groups who beneficially own in excess of five percent of Timberland’s common stock are required to file with the Securities and Exchange Commission (“SEC”), and provide us a copy, reports disclosing their ownership pursuant to the Securities Exchange Act of 1934.  To our knowledge, no other person or entity, other than the ones set forth below, beneficially owned more than five percent of the outstanding shares of Timberland’s common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares.  Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, shares held in the ESOP and 401(k) Plan, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.  In addition, in computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to outstanding options that are currently exercisable or exercisable within 60 days after the voting record date are included in the number of shares beneficially owned by the person and are deemed outstanding for the purpose of calculating the person’s percentage ownership.  These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

As of the voting record date, there were 8,345,069 shares of Timberland common stock outstanding.

	Number of Shares		Percent of Shares
Name	Beneficially Owned (1)		Outstanding (%)

Beneficial Owners of More Than 5%

Timberland Bank Employee Stock Ownership and 401(k) Plan	612,811	(2)	7.3
BlackRock, Inc.	425,663	(3)	5.1
Dimensional Fund Advisors LP	603,563	(4)	7.2
Royce & Associates, LP	681,562	(5)	8.2

Directors

Andrea M. Clinton	11,765		*
James A. Davis	600		*
Larry D. Goldberg	12,175		*
Kathy D. Leodler	805		*
Jon C. Parker	43,752		*
David A. Smith	21,173		*
Michael J. Stoney	12,050		*
Daniel D. Yerrington	125,696		1.5

Named Executive Officers

Michael R. Sand (6)	190,517		2.3
Dean J. Brydon	76,645		*
Robert A. Drugge	45,056		*

All Executive Officers and Directors as a Group (14 persons)	599,639		7.1
___________
*Less than one percent of shares outstanding.
(1)
The amounts shown also include the following number of shares which the indicated individuals have the right to acquire within 60 days of the voting record date through the exercise of stock options: Ms. Clinton, and Messrs. Goldberg, Parker, Smith and Stoney, 4,800 shares each; Mr. Davis and Ms. Leodler, 600 shares each; Mr. Sand, 23,600 shares; Mr. Brydon, 25,320 shares; Mr. Drugge, 15,320 shares; and all executive officers and directors as a group, 112,169 shares.

(2)
Represents shares held in the ESOP and 401(k) Plan, consisting of 188,553 shares in the 401(k) portion of the Plan and 424,258 shares in the ESOP portion of the Plan. The Plan has shared voting and dispositive power with respect to shares held by participants. As of the voting record date, 59,795 shares in the 401(k) portion of the Plan were in the accounts of executive officers and included in their totals above. As of the voting record date, all shares in the ESOP portion of the Plan have been allocated to participants’ accounts including 103,077 shares to executive officers which is included in their totals above. The address of the Plan is 624 Simpson Avenue, Hoquiam, Washington 98550.

(3)
Based solely on a Schedule 13G dated February 7, 2019, reporting sole voting power over 412,698 shares and sole dispositive power over 425,663 shares. The address of BlackRock, Inc. 55 East 52nd Street, New York, New York 10055.

(4)
Based solely on a Schedule 13G/A dated February 8, 2019, reporting sole voting power over 588,299 shares and sole dispositive power over 603,563 shares. According to this filing, Dimensional Fund Advisors LP furnishes investment advice to four investment companies and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (collectively, the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the shares reported, and may be deemed to be the beneficial owner of the shares held by the Funds. However, the shares reported are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. The address of Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, Texas 78746.

(5)
Based solely on a Schedule 13G/A dated January 16, 2019, reporting sole voting and dispositive power over the shares. The address of Royce & Associates, LP is 745 Fifth Avenue, New York, New York 10151.

(6)	Mr. Sand is also a director of Timberland.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors currently consists of nine members and is divided into three classes.  One-third of the directors are elected annually to serve for a three-year period or until their respective successors are elected and qualified. The table below sets forth information regarding each director of Timberland and each nominee for director.  The Nominating Committee of the Board of Directors selects nominees for election as directors.  Each of our nominees currently serves as a Timberland director, and has consented to being named in this Proxy Statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The Board of Directors recommends a vote FOR the election of Messrs. Parker, Stoney and Yerrington, each for a term of three years, and Mr. Sand for a term of two years.

	Age as of	Year First Elected or	Term to
Name	September 30, 2019	Appointed Director (1)	Expire

Board Nominees

Jon C. Parker	70	1992	2023 (2)
Michael J. Stoney	50	2010	2023 (2)
Daniel D. Yerrington	73	2018	2023 (2)
Michael R. Sand	65	1993	2022 (2)

Directors Continuing in Office

Andrea M. Clinton	62	1996	2021
James A. Davis	73	2017	2021
Kathy D. Leodler	64	2017	2021
David A. Smith	64	2000	2022
Larry D. Goldberg	73	2009	2022
____________
(1)	For years prior to 1998, includes prior service on the Board of Directors of Timberland Bank. Each member of our Board of Directors is also a member of the Board of Directors of the Bank.
(2)	Assuming re-election.

Set forth below is the principal occupation of each nominee for director and each director continuing in office, as well as a brief description of the experience, qualifications, attributes or skills of each nominee or director that led to the conclusion that the person should serve on Timberland’s Board of Directors.   All nominees and directors have held their present positions for at least five years unless otherwise indicated.

Jon C. Parker is the majority shareholder/owner of the law firm of Parker, Winkelman & Parker P.S., Hoquiam, Washington, which serves as general counsel to Timberland and Timberland Bank.  Mr. Parker has provided Timberland and Timberland Bank with legal services since 1974.

Michael J. Stoney is a licensed Certified Public Accountant and a partner in the accounting firm, Easter & Stoney, P.S.

Daniel D. Yerrington was a founding member of South Sound Bank, serving as its President and Chief Executive Officer from 1999 until its acquisition by Timberland on October 1, 2018.

Michael R. Sand has been affiliated with Timberland Bank since 1977 and has served as our President since January 2003.  In September 2003, he was appointed as our Chief Executive Officer.  Prior to his appointment as President and Chief Executive Officer, Mr. Sand had served as Executive Vice President and Secretary of Timberland Bank since 1993 and as Executive Vice President and Secretary of Timberland since its formation in 1997.

Andrea M. Clinton, an interior designer, is the owner of AMC Interiors at Home and AMC Interiors, both of which are located in Olympia, Washington.

James A. Davis is retired, having served as Chief Executive Officer of Verified Person, a background verification company, from 2006 until its acquisition in 2016. Prior to this, Mr. Davis served in significant capacities with technology companies including Sungard Data Systems, Hewlett-Packard, Inc., Apple Computer, Inc., Sun Microsystems, Inc., Digital Equipment Corporation and Burroughs Corporation.

Kathy D. Leodler is the founder and Chief Executive Officer of the Rampart Group LLC, a business consulting company based in Seattle, Washington that provides security and investigation services to law firms, businesses, and individuals.  Ms. Leodler formed the Rampart Group LLC in 2011, after a 23-year distinguished federal law enforcement career as an FBI Special Agent and executive leader.

David A. Smith is a pharmacist and the former owner of Harbor Drug, Inc., a retail pharmacy located in Hoquiam, Washington.

Larry D. Goldberg is a principal partner in Sherwood Associates LP.  Prior to that, Mr. Goldberg spent more than 30 years as a principal partner of Goldberg Furniture Company, retiring in 2001.  Mr. Goldberg currently serves as a civilian member of the Washington State Commission on Judicial Conduct.  Mr. Goldberg also serves on the Washington State Bar Character and Fitness Board.

The following table identifies the experience, qualifications, attributes and skills that led to the conclusion that the individual should serve as a director of Timberland.

	Current or Past Owner of a Business Enterprise	CPA or Financial Expert	Attorney	Strong Community Presence or Involvement	Knowledge of Local Real Estate Markets	Current or Past CEO or President

Andrea M. Clinton	X			X	X	X
James A. Davis	X	X		X	X	X
Larry D. Goldberg	X	X		X	X	X
Kathy D. Leodler	X			X	X	X
Jon C. Parker	X		X	X	X	X
Michael R. Sand				X	X	X
David A. Smith	X			X	X	X
Michael J. Stoney	X	X		X	X
Daniel D. Yerrington				X	X	X

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE MATTERS

Board of Directors

The Boards of Directors of Timberland and Timberland Bank conduct their business through board and committee meetings.  Both Boards generally meet on a monthly basis, holding additional special meetings as needed.  During the fiscal year ended September 30, 2019, the Board of Directors of Timberland held 12 meetings and the Board of Directors of the Bank held 12 meetings.  No director of Timberland or Timberland Bank attended fewer than 75% of the total meetings of the boards and committees on which such person served during this period.

Committees and Committee Charters

The Board of Directors of Timberland has standing Audit, Budget, Nominating, Strategic Planning and Enterprise Risk Management, and Technology Committees.  The Boards of Directors of Timberland and Timberland

Bank have a joint Compensation Committee.  The Board has adopted written charters for each of its committees, and copies of the Audit, Nominating and Compensation Committee charters are available on our website at www.timberlandbank.com.  You may also obtain copies of the Audit, Nominating and Compensation Committee charters free of charge by writing to: Dean J. Brydon, Corporate Secretary, Timberland Bancorp, Inc., 624 Simpson Avenue, Hoquiam, Washington 98550, or by calling (360) 533-4747.

Audit Committee.  The Audit Committee consists of Directors Stoney (Chair), Davis, Goldberg and Smith.  The Committee meets at least quarterly and on an as needed basis to evaluate the effectiveness of our internal controls for safeguarding assets and ensuring the integrity of the financial reporting.  The Committee also appoints the independent registered public accounting firm and reviews the audit report prepared by the independent registered public accounting firm.  The Audit Committee met five times during the year ended September 30, 2019.

Each member of the Audit Committee is “independent” in accordance with the requirements for companies listed on Nasdaq.  Director Stoney has been designated by the Board of Directors as the “audit committee financial expert,” as defined by the SEC.  Director Stoney is a licensed Certified Public Accountant.

Budget Committee.  The Budget Committee consists of Directors Stoney (Chair), Goldberg, Parker and Yerrington.  The Committee meets at least annually to review the financial projections and assumptions in the budget for the upcoming year.  The Committee then presents the budget to the full Board for approval.  The Budget Committee met once during the year ended September 30, 2019.

Nominating Committee.  The Nominating Committee consists of all independent directors who do not have terms expiring at the next annual meeting.  The Nominating Committee meets annually and on an as needed basis, and is responsible for selecting qualified individuals to fill expiring directors’ terms and openings on the Board of Directors.  Final approval of director nominees is determined by the full Board, based on the recommendations of the Nominating Committee.  This Committee met once during the year ended September 30, 2019.

Only those nominations made by the Committee or properly presented by shareholders will be voted upon at the annual meeting.  In its deliberations for selecting candidates for nominees as director, the Nominating Committee considers the candidate’s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of Timberland Bank’s market area.  Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes.  In searching for qualified director candidates to fill vacancies on the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates.  Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates.  The Committee would then consider the potential pool of director candidates, select the candidate it believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as one of our directors.  Although the Nominating Committee charter does not specifically provide for the consideration of shareholder nominees for directors, the Committee will consider director candidates recommended by a shareholder that are submitted in accordance with our Articles of Incorporation.  Because our Articles of Incorporation provide a process for shareholder nominations, the Committee did not believe it was necessary to provide for shareholder nominations of directors in its charter.  If a shareholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of our Board of Directors, in the same manner in which the Committee would evaluate its nominees for director.  For a description of the proper procedure for shareholder nominations, see “Shareholder Proposals” in this Proxy Statement.

As noted above, the Nominating Committee considers a number of criteria when selecting new members of the Board.  Those criteria as well as professional background, industry expertise and geographic location are considered to provide for diversity on our Board of Directors.  These diversity factors are considered when the Nominating Committee and Board are seeking to fill a vacancy or new seat on the Board.

Strategic Planning and Enterprise Risk Management Committee.  The Strategic Planning and Enterprise Risk Management Committee consists of all of Timberland’s non-employee directors, who are Directors Clinton, Davis, Goldberg (Chair), Leodler, Parker, Smith, Stoney and Yerrington.  The Committee meets on an as needed basis to assist the Board in identifying areas of strategic direction and opportunity, and evaluating and planning enterprise risk management with the overall primary purpose of enhancing shareholder value.  The Committee did not hold an official meeting during the year ended September 30, 2019 as strategic planning and enterprise risk management sessions were held during full Board meetings throughout the year.

Technology Committee.  The Technology Committee consists of Directors Davis (Chair), Leodler, Parker and Smith.  This Committee was created in October 2017 for the purpose of assisting the Board in fulfilling its oversight responsibilities with respect to the role of technology in executing Timberland’s business strategy.  The Committee reviews Timberland’s technology planning and strategy, reviews significant technology investments, and monitors and evaluate trends in technology.  The Committee met once during the year ended September 30, 2019

Compensation Committee.  The Boards of Directors of Timberland and Timberland Bank have a joint Compensation Committee, consisting of Directors Clinton (Chair), Goldberg and Leodler.  The Committee meets at least twice per year (including at least once in executive session) and on an as needed basis to discharge the Board’s responsibilities relating to executive compensation.  The Compensation Committee approves goals for Mr. Sand, evaluates his performance relative to stated goals and determines his cash and equity compensation.  Mr. Sand is not present during any voting or deliberations by the Committee regarding his compensation.  Mr. Sand makes recommendations to the Compensation Committee regarding the compensation of all other executive officers.  The Committee considers the recommendations of Mr. Sand, evaluates the performance of the executive officers and determines cash and equity compensation for the executive officers.  The Compensation Committee is also responsible for making recommendations to the full Board for director compensation, overseeing executive succession and administering equity plans.  This Committee met six times during the year ended September 30, 2019.

Corporate Governance

We are committed to establishing and maintaining high standards of corporate governance.  Our executive officers and Board of Directors have worked together to establish a comprehensive set of corporate governance initiatives that they believe will serve the long-term interests of our shareholders and employees.  These initiatives are intended to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and Nasdaq rules.  Our Board of Directors will continue to evaluate and improve our corporate governance principles and policies as necessary and as required.

Director Independence.  Our common stock is listed on the Nasdaq Global Market.  In accordance with Nasdaq requirements, at least a majority of our directors must be independent directors.  The Board has determined that six of our nine directors are independent, as defined by Nasdaq.  Directors Clinton, Davis, Goldberg, Leodler, Smith and Stoney are all independent.

Leadership Structure.  The positions of Chairman of the Board and of President and Chief Executive Officer are held by two persons, which has been the case since September 2003.  The Board believes this structure is appropriate for Timberland because it provides the Board with capable leadership and independence from management.  It also allows the President and Chief Executive Officer to focus on the day-to-day business of managing Timberland, while the Chairman leads the Board.

Board Involvement in Risk Oversight.  Risk management is the responsibility of management and risk oversight is the responsibility of the Board.  The Board administers its risk oversight function through its Strategic Planning and Enterprise Risk Management Committee.  The Committee, which is comprised of all non-employee directors, is responsible for identifying and assessing risks that could result in serious harm to shareholder value.  These risks include strategic risk, credit risk, liquidity risk, market risk, operational risk, legal risk, third-party vendor risk and reputation risk.  The Committee meets as needed and works with management on developing strategies to appropriately mitigate the identified risks.  The Board also manages risk through the division of responsibility within its committee structure, with each board committee being responsible for overseeing risk within its area of responsibility.

Directors keep themselves informed of the activities and condition of Timberland and of the risk environment in which it operates by regularly attending Board and assigned Board committee meetings, and by review of meeting materials, auditors’ findings and recommendations, and supervisory communications.  Directors stay abreast of general industry trends and any statutory and regulatory developments pertinent to Timberland and the Bank by periodic briefings by senior management, counsel, auditors or other consultants, and by more formal director education.

The Board oversees the conduct of Timberland’s business and administers the risk management function by:

•	selecting, evaluating, and retaining competent senior management;

•	establishing, with senior management, Timberland’s long- and short-term business objectives, and adopting operating policies to achieve these objectives in a legal and sound manner;

•	monitoring operations to ensure that they are controlled adequately and are in compliance with laws and policies; and

•	overseeing Timberland’s business performance.

These responsibilities are governed by a complex framework of federal and state law and regulation as well as regulatory guidelines applicable to the operation of Timberland and the Bank.

The Board ensures that all significant risk-taking activities are covered by written policies that are communicated to appropriate employees.  Specific policies cover material credit, market, liquidity, operational, legal and reputation risks.  The policies are formulated to further Timberland’s business plan in a manner consistent with safe and sound practices.  The Board ensures that all such policies are monitored by senior management to make certain that they conform with changes in laws and regulations, economic conditions, and Timberland’s and the Bank’s circumstances. The policies are implemented by senior management who develop and maintain procedures, including a system of internal controls, designed to foster sound practices, to comply with laws and regulations, and to protect Timberland against external crimes and internal fraud and abuse.

Management regularly provides the Board and its various committees with a significant amount of information regarding a wide variety of matters affecting Timberland.  This includes senior management reports to the Board.  These reports present information in a form meaningful to members of the Board, who recognize that the level of detail and frequency of individual senior management reports will vary with the nature of risk under consideration and Timberland’s and the Bank’s unique circumstances.  Matters presented to the Board and Board committees generally include information with respect to risk.  The Board and Board committees consider the risk aspects of such information and often request additional information with respect to issues that may involve risk to Timberland.  The Board and Board committees also raise risk issues on their own initiative.

The Board has established a mechanism for independent third party review and testing of compliance with policies and procedures, applicable laws and regulations, and the accuracy of information provided by senior management.  This is accomplished, for example, by an internal auditor reporting directly to the Audit Committee.  In addition, an external audit is performed.  The Audit Committee reviews the auditors’ findings with senior management and monitors senior management’s efforts to resolve any identified issues and recommendations.  The Audit Committee provides regular reports of its activities to the Board.

The Board also reviews reports of inspection and examination or other supervisory activity, and any other material correspondence received from Timberland’s regulators.  Findings and recommendations, if any, are carefully reviewed, and progress in addressing such matters is routinely monitored.

Code of Ethics.  The Board of Directors has adopted codes of ethics for each of our (1) principal executive officers and senior financial officers, (2) directors and (3) officers and other employees.  The codes of ethics require individuals to maintain the highest standards of professional conduct.  Our Code of Ethics for Principal Executive Officers and Senior Financial Officers was filed with the SEC as Exhibit 14 to our Annual Report on Form 10-K for the fiscal year ended September 30, 2003 and is available on our website at www.timberlandbank.com.

Shareholder Communication with the Board of Directors.  The Board of Directors maintains a process for shareholders to communicate with the Board.  Shareholders wishing to communicate with the Board of Directors may do so by mailing a letter marked “Confidential” to the Board of Directors, Timberland Bancorp, Inc., 624 Simpson Avenue, Hoquiam, Washington 98550.  Any communication must state the number of shares beneficially owned by the shareholder making the communication.

Annual Meeting Attendance by Directors.  We do not have a policy regarding Board member attendance at annual meetings of shareholders.  All members of the Board of Directors who were serving at the time attended the 2019 annual meeting of shareholders.

Related Party Transactions.  We have followed a policy of granting loans to our employees, officers and directors, which fully complies with all applicable federal regulations.  Loans to our directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with non-insider employees prevailing at the time, unless the loan or extension of credit is made under a benefit program generally available to all other employees and does not give preference to any insider over any other employee.  Under Timberland Bank’s current employee and director loan benefit program, all employees and directors are entitled to the following preferred terms:

•	Adjustable rate mortgage for personal residence: interest rate is 1.5% above Timberland Bank’s cost of funds (subject to a floor of 4.25%); no loan fee is charged.

•	Fixed rate mortgage for personal residence: interest rate is set at the current Federal Home Loan Mortgage Corporation par rate; no loan fee is charged.

•	Home equity line of credit: interest rate is the Prime Rate (subject to a floor of 4.00%); no loan fee is charged.

•	Consumer loans: normal interest rates apply; no loan fee is charged.

•	Personal computer purchases: interest rate is currently 3.0%; no loan fee is charged.

No directors or executive officers had loans in excess of $120,000 outstanding under the loan benefit program at September 30, 2019.

Loans to directors and executive officers are made in accordance with the same underwriting guidelines for non-insider customers and do not involve more than the normal risk of collectibility, or present other unfavorable features.  Loans to directors and executive officers are approved by the Board of Directors, with the director involved excluded from the vote.  Loans to all directors and executive officers and their associates totaled approximately $115,000 (including $21,000 of available lines of credit) at September 30, 2019, which was 0.1% of our equity at that date.  All loans to directors and executive officers were performing in accordance with their terms at September 30, 2019.

DIRECTORS’ COMPENSATION

The following table shows the compensation paid to our directors for the fiscal year ended September 30, 2019, with the exception of Michael R. Sand, who is our President and Chief Executive Officer, and whose compensation is included in the section below entitled “Executive Compensation.”

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)

Andrea M. Clinton	27,000	5,120	32,120
James A. Davis	25,600	5,120	30,720
Larry D. Goldberg	28,900	5,120	34,020
Kathy D. Leodler	27,300	5,120	32,420
Jon C. Parker	31,200	5,120	36,320
David A. Smith	27,100	5,120	32,220
Michael J. Stoney	27,700	5,120	32,820
Daniel D. Yerrington	21,800	5,120	26,920
_______________
(1)	Represents the aggregate grant date fair value of awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation – Stock Compensation” (“FASB ASC Topic 718”). For a discussion of valuation assumptions, see Note 15 of the Notes to Consolidated Financial Statements in Timberland’s Annual Report on Form 10-K for the year ended September 30, 2019. As of September 30, 2019, the directors had the following amounts of outstanding options to purchase shares of Timberland common stock: Directors Clinton, Goldberg, Parker, Smith and Stoney, 8,000 each; Directors Davis and Leodler, 3,000 each; and Director Yerrington, 1,000.

For the year ended September 30, 2019, each of the non-employee directors received a retainer of $1,500 per month (except the Chairman of the Board, who received a retainer of $2,000 per month), $500 for each regular Board meeting attended, $500 for each Audit Committee meeting attended and $300 for certain other committee meetings attended.  In addition, each non-employee director may periodically receive a discretionary stock-based award, if shares are available. On September 24, 2019, each non-employee director received an award of options to purchase 1,000 shares of Timberland common stock. The options vest pro rata over a five-year period from the grant date, with the first 20% vesting one year after the grant date.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Committee

The Compensation Committee of Timberland Bank administers all policies that govern executive compensation for Timberland and Timberland Bank.  Because Timberland has no employees other than Bank employees who perform services on behalf of Timberland without additional compensation, the Bank’s Compensation Committee evaluates individual executive performance, compensation policies and salaries.  This Committee is responsible for evaluating the performance of our Chief Executive Officer, while the Chief Executive Officer evaluates the performance of other senior officers of Timberland Bank and makes recommendations to the Committee regarding their compensation levels.

Objectives and Overview of the Compensation Program

Our executive compensation policies are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of Timberland and Timberland Bank.  The principles underlying our executive compensation policies are:

•	to attract and retain key executives who are vital to our long-term success;

•	to provide levels of compensation competitive with those offered throughout the banking industry and consistent with our level of performance; and

•	to motivate executives to enhance long-term shareholder value by building their equity interest in Timberland.

In making its recommendations for executive compensation, the Committee considers numerous factors, including the past service of the executive, the present and potential contributions of the executive to our success, and other factors deemed relevant, including the executive’s number of years of service and position with Timberland and Timberland Bank.  In addition, the Committee may review compensation reports prepared by third parties of companies and banks that are of a similar size and in a similar location in order to make their recommendations.  The Committee does not apply a formula assigning specific weights to any of these factors when making its determinations.

Compensation Consultant

In 2019, the Compensation Committee engaged Pearl Meyer & Partners (“Pearl Meyer”), an independent consulting firm, to evaluate the compensation of the Chief Executive Officer, the Chief Financial Officer and three Executive Vice Presidents, as well as the non-employee directors.  Pearl Meyer is retained by, and reports directly to, the Committee, and provided no other services to Timberland in 2019.  Based on standards promulgated by the SEC and NASDAQ to assess compensation advisor independence, as well as the analysis conducted by Pearl Meyer in its independence review, the Compensation Committee has concluded that Pearl Meyer is an independent and conflict-free advisor to the Committee.  The Compensation Committee has received information from Pearl Meyer and is evaluating potential pay structure changes for the Chief Executive Officer going forward, but has not implemented any formal changes to the current compensation components yet.  The evaluation of director compensation began in late 2019 and Pearl Meyer has not yet completed its report.

Elements of Compensation

The Compensation Committee focuses primarily on the following three components in forming the total compensation package for our executive officers: base salary; annual bonus; and long-term incentive compensation.  The current compensation plans involve a combination of salary and annual bonus to reward short-term performance, and equity awards and contributions to the Timberland Bank 401(k) Plan as long-term incentive compensation, as well as to provide employees with a retirement benefit.  There is no formula whereby one element of compensation is used to offset another element.

Base Salary.  Base salary is intended to create a secure base of cash compensation for executives and to reward an executive’s ongoing performance.  Base salaries are standard in the banking industry for most positions, including executive positions.  Timberland Bank’s Board of Directors approves an annual base salary for all senior officers and executive officers, based upon recommendations from the Compensation Committee.  Annual base salaries are generally effective October 1st of each year.  Factors considered in setting base salaries include the executive’s performance, our overall performance and compensation levels in the financial industry, among other factors.

The salary levels of our executive officers are designed to be competitive with those of executives at similarly-sized institutions in our market area.  Each year, management reviews the Northwest Financial Industry Salary Survey prepared by Milliman USA and provides salary range information to the Compensation Committees.  Executive salaries generally fall within the ranges provided by the survey data; however, individual salaries may fall outside the range depending on an individual’s qualifications and contributions.  Individual annual performance is reviewed by the Compensation Committee (in the case of the Chief Executive Officer) or the Chief Executive Officer (in the case of the other executive officers) to determine adjustments to compensation.  The Compensation Committee also evaluates compensation in light of our annual financial performance.  Material changes in compensation are rare but may be made to reward an executive for his or her contributions to our success.

Annual Bonus.  Bonuses are intended to reward performance in furthering our financial goals.  Annual bonuses supplement base salary and allow us to provide a competitive pay package to our executive officers.  We maintain a discretionary bonus plan, which is primarily based on Timberland Bank’s net income and various financial goals for each fiscal year.  The bonuses are typically paid in December following the September 30th year end.

The Chief Executive Officer receives a bonus equal to one-half of one percent of Timberland Bank’s net income.  The Chief Financial Officer and the Executive Vice President of Lending have the potential to earn up to 30% of their base salaries in annual bonuses.  These bonuses are awarded based on a subjective determination, but objective factors such as net income, net interest margin, asset quality and deposit growth will also be considered.

Long-Term Incentive Compensation.  Long-term incentive compensation is intended to reward executives for their performance, while encouraging them to remain employed by Timberland and Timberland Bank.  We grant long-term compensation in the form of equity awards and contributions to the Timberland Bank ESOP and 401(k) Plan.

Equity-based compensation functions as long-term incentive because awards are generally made with a five-year vesting schedule.  In addition, the value of awards varies in part as a function of our financial performance.  Awards are made either in the form of stock options or restricted stock.  Awards may be subject to time- and/or performance-based conditions.  We maintain the 2014 Equity Incentive Plan, which was approved by our shareholders.  The plan is administered and interpreted by the Compensation Committee.  Under the plan, the Committee determines which officers and key employees will receive awards, the number of shares subject to each option or shares of restricted stock awarded, and the vesting of the awards.  In addition, newly hired employees may receive awards at the time of their employment.  The per share exercise price of an option will equal at least 100% of the fair market value of a share of common stock on the date the option is granted.  All equity-based awards are subject to the approval of the Board of Directors.  At December 2, 2019, only 29,076 shares remain available for grant of stock options or restricted stock under the 2014 Equity Incentive Plan.  At the 2020 annual meeting of shareholders, we will be seeking approval of the 2019 Equity Incentive Plan.

Timberland Bank also maintains an ESOP and 401(k) Plan, which is for the benefit of employees with at least one year of service.  Employees who have attained the age of 18 are eligible to participate in the 401(k) Plan and employees who have attained the age of 21 are eligible to participate in the ESOP.  Each year, we make a contribution of at least three percent of each participant’s eligible compensation to the 401(k) portion of the plan.  Shares held in the ESOP were released for allocation as the ESOP debt was repaid; as of March 31, 2019, all shares have been allocated.  The released shares were allocated based on the percentage of a participant’s salary in relation to total salaries of all eligible participants.

Other Considerations

We have not adopted a formal policy or any employment agreement provisions that enable recovery of incentive awards in the event of misstated or restated financial results. However, Section 304 of the Sarbanes-Oxley Act of 2002 provides some ability to recover incentive awards in certain circumstances.  If we are required to restate our financials due to noncompliance with any financial reporting requirements as a result of misconduct, the Chief Executive Officer and Chief Financial Officer must reimburse us for (1) any bonus or other incentive- or equity-based compensation received during the 12 months following the first public issuance of the non-complying document, and (2) any profits realized from the sale of Timberland securities during those 12 months.

The Compensation Committee does not have a formal written policy guiding the timing of equity grants.  All equity grants were made after formal Board approval.  We have reviewed our equity grant practices and have confirmed that all past equity grants have been consistent with SEC guidelines.

Compensation Committee Report

The Compensation Committee of the Board of Directors of Timberland Bank has submitted the following report for inclusion in this Proxy Statement:

We have reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management.  Based on the Committee’s review of and the discussion with management with respect to the Compensation Discussion and Analysis, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

The foregoing report is provided by the following directors, who constitute the Compensation Committee:

Compensation Committee:       Andrea M. Clinton
Larry D. Goldberg
Kathy D. Leodler

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows information regarding compensation earned by our named executive officers: (1) Michael R. Sand, our principal executive officer; and (2) our two next most highly compensated officers who earned in excess of $100,000, who are Dean J. Brydon and Robert A. Drugge.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensa- tion ($)(2)	Total ($)

Michael R. Sand	2019	351,760	121,497	--	28,880	502,137
President and Chief Executive Officer of	2018	335,010	85,118	8,960	30,700	459,788
Timberland and Timberland Bank

Dean J. Brydon	2019	210,000	63,000	7,680	21,228	301,908
Executive Vice President and Chief	2018	200,000	60,000	7,168	25,920	293,088
Financial Officer of Timberland and
Timberland Bank

Robert A. Drugge	2019	210,000	63,000	7,680	21,018	301,698
Executive Vice President of Lending	2018	200,000	60,000	7,168	25,710	292,878
of Timberland and Timberland Bank
_____________
(1)
Represents the aggregate grant date fair value of awards, computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions, see Note 15 of the Notes to Consolidated Financial Statements in Timberland’s Annual Report on Form 10-K for the year ended September 30, 2019.

(2)	Please see the table below for more information on the other compensation paid to our named executive officers in the year ended September 30, 2019.

All Other Compensation.  The following table sets forth details of “All Other Compensation,” as presented above in the Summary Compensation Table for the year ended September 30, 2019.

Name	401(k) Plan Contribution ($)	ESOP Contribution ($)	Life Insurance Premiums ($)	Membership Dues ($)	Personal Use of Company Vehicle ($)	Total ($)

Michael R. Sand	13,750	10,881	600	3,075	574	28,880
Dean J. Brydon	13,750	6,878	600	--	--	21,228
Robert A. Drugge	13,750	6,878	390	--	--	21,018

Employment Agreements.  On March 26, 2013, Timberland and Timberland Bank entered into employment agreements with Michael R. Sand and Dean J. Brydon.  The agreements have initial terms from March 26, 2013 through March 25, 2016.  The term of each agreement has been extended through March 26, 2021, and will be extended on each March 26 thereafter, unless either party gives at least 90 days prior written notice to the other that the employment period will not be extended, or the Board of Directors of Timberland or Timberland Bank (or in each case its designated committee) does not approve the renewal of the agreement.  The agreements provide for an annual base salary of $351,760 and $210,000 for Messrs. Sand and Brydon, respectively.  The base salary will be reviewed annually and may be increased at the discretion of the Board. The agreements provide that the executives will be eligible to receive performance-based and discretionary bonuses, and also to receive employee benefits on as favorable a basis as other similarly situated and performing senior executives of Timberland and Timberland Bank.  The agreements provide that compensation may be paid in the event of the executive’s disability, death or termination, as described below under “Potential Payments Upon Termination.”

Grants of Plan-Based Awards

The following table shows information regarding grants of plan-based awards made to our named executive officers for the fiscal year ended September 30, 2019.

Name	Grant Date	Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Option Awards ($)

Michael R. Sand	--	--	--	--
Dean J. Brydon	09/24/19	1,500	27.14	7,680
Robert A. Drugge	09/24/19	1,500	27.14	7,680
___________
(1)	Option awards vest ratably over the five-year period from the grant date, with the first 20% vesting one year after the grant date.

Outstanding Equity Awards

The following information with respect to outstanding equity awards as of September 30, 2019 is presented for the named executive officers.  The named executive officers did not have any equity incentive plan awards or stock awards outstanding as of September 30, 2019.

Name	Grant Date	Option Awards (1)
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Michael R. Sand	10/22/13	7,000	--	9.00	10/22/23
	04/30/15	8,000	2,000	10.55	04/30/25
	09/22/15	3,200	800	10.71	09/22/25
	09/27/16	3,000	2,000	15.67	09/27/26
	09/23/17	2,000	3,000	29.69	09/23/27
	09/25/18	400	1,600	31.80	09/25/28

Dean J. Brydon	10/23/12	5,000	--	6.00	10/23/22
	10/22/13	10,000	--	9.00	10/22/23
	01/24/14	4,000	--	10.59	01/24/24
	04/30/15	2,400	600	10.55	04/30/25
	09/22/15	1,600	400	10.71	09/22/25
	09/27/16	1,200	800	15.67	09/27/26
	09/23/17	800	1,200	29.69	09/23/27
	09/25/18	320	1,280	31.80	09/25/28
	09/24/19	--	1,500	27.14	09/24/29

(Table continues on following page)

		Option Awards (1)
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date

Robert A. Drugge	10/22/13	5,000	--	9.00	10/22/23
	01/17/14	4,000	--	10.26	01/17/24
	04/30/15	2,400	600	10.55	04/30/25
	09/22/15	1,600	400	10.71	09/22/25
	09/27/16	1,200	800	15.67	09/27/26
	09/23/17	800	1,200	29.69	09/23/27
	09/25/18	320	1,280	31.80	09/25/28
	09/24/19	--	1,500	27.14	09/24/29
___________
(1)	Equity awards vest ratably over the five-year period from the grant date, with the first 20% vesting one year after the grant date.

Potential Payments Upon Termination

We have entered into agreements with the named executive officers that provide for potential payments upon disability, termination and death.  In addition, our equity plans also provide for potential payments upon termination. The following table shows, as of September 30, 2019, the value of potential payments and benefits following a termination of employment under a variety of scenarios.

	Involuntary Termination ($)	Involuntary Termination Following Change in Control ($)	Death ($)	Disability ($)

Michael R. Sand
Employment Agreement	901,030	964,057	--	--
Equity Plans	--	70,992	70,992	70,992

Dean J. Brydon
Employment Agreement	545,730	659,953	--	--
Equity Plans	--	26,890	26,890	26,890

Robert A. Drugge
Severance Plan	--	409,500	--	--
Equity Plans	--	26,890	26,890	26,890

Employment Agreements.  Timberland and Timberland Bank entered into employment agreements with Mr. Sand and Mr. Brydon effective March 26, 2013.  The agreements provide that compensation may be paid in the event of the executive’s disability, termination and death.

The agreements provide for severance benefits in the event the executive’s employment is terminated by Timberland and Timberland Bank, other than for cause or as a result of the executive’s death or disability, or if the employment is terminated by the executive for good reason (“Termination”).  For a Termination not in connection with a change in control, Mr. Sand and Mr. Brydon would be entitled to continued payments of their base salary as in effect at the time of Termination, plus continued medical, dental, life insurance, and other benefits for the remaining term of the agreement.   For a Termination occurring after a change in control event, Mr. Sand and Mr. Brydon each would be entitled to receive an amount equal to 299% of their “base amount” as defined under Section 280G of the Internal Revenue Code, payable in a lump sum within 25 days of the change in control, and continued benefits for the remaining term of the agreement.  The agreements are subject to the golden parachute payment restrictions of Section 280G and other regulatory provisions, and include a clawback provision should any severance payment require recapture under any applicable statute, law, regulation or regulatory interpretation or guidance.

 In the event of the death of Mr. Sand or Mr. Brydon while employed, Timberland and Timberland Bank will jointly pay to the executive’s estate, or such person as the executive may have previously designated in writing, the salary which was not previously paid to the executive and which he would have earned if he had continued to be employed under the agreement through the last day of the calendar month in which the executive died, together with the benefits provided hereunder through such date.

Mr. Sand’s and Mr. Brydon’s agreements provide that if the executive becomes entitled to benefits under the terms of the then-current disability plan, if any, of Timberland or Timberland Bank or becomes otherwise unable to fulfill his duties under the employment agreement, he shall be entitled to receive such group and other disability benefits, if any, as are then provided for executive employees.  In the event of the executive’s disability, the agreement will not be suspended, except that (1) the obligation to pay the executive’s salary will be reduced by the amount of disability income benefits he receives and (2) upon a resolution adopted by a majority of the disinterested members of the Board of Directors or the Compensation Committee, Timberland and Timberland Bank may discontinue payment of the executive’s salary beginning six months following a determination that the executive has become entitled to benefits under the disability plan or otherwise unable to fulfill his duties under the employment agreement.  If the executive’s disability does not constitute a disability within the meaning of Section 409A of the Internal Revenue Code, and he is a “specified employee” within the meaning of Section 409A, then disability payments will not begin until the earlier of his death or the sixth month anniversary of his separation from service.

The agreements for Messrs. Sand and Brydon contain restrictive covenants prohibiting the unauthorized disclosure of confidential information of Timberland or its affiliates by the executives during and after their employment with Timberland and Timberland Bank.  The employment agreement for Mr. Sand prohibits him from competing with Timberland and its affiliates and for soliciting their employees or customers during employment and after termination of employment for any reason.  The non-solicitation and non-competition provisions apply to Mr. Sand for a period of six months following any termination.

Severance Plan.  On March 26, 2007, Timberland and Timberland Bank adopted, and on March 26, 2017, amended, the Timberland Bank Employee Severance Compensation Plan, which provides eligible employees of the Bank with the potential to receive severance pay in connection with a change in control of Timberland or Timberland Bank.  Mr. Drugge participates in this plan.  Under the plan, if an executive’s employment with Timberland Bank is terminated or the executive terminates his employment for good reason (as defined in the plan) within one year following a change in control, the executive shall receive a lump sum cash payment equal to the product of the executive’s monthly compensation and his years of service (including partial years rounded to the nearest full year) from the executive’s date of hire through the date of termination.  The plan further provides that officers holding a position of vice president or higher are entitled to a minimum payment equal to 18 times his/her monthly compensation and the maximum payment may not exceed one hundred fifty percent (150%) of the officer’s annual compensation.

Equity Plans.  The 2003 Stock Option Plan provides that if a tender offer is commenced or if a change in control occurs, all options granted and not fully exercisable shall become exercisable in full.  The 2014 Equity Incentive Plan provides that upon a change in control of Timberland followed by an involuntary termination of the award recipient within 12 months of the change in control or upon the termination of the award recipient’s service due to death or disability, all unvested awards under the 2014 Equity Incentive Plan shall become exercisable in the case of stock options, or vest in the case of restricted stock, as of the date of the termination.

Compensation Committee Interlocks and Insider Participation

During the year ended September 30, 2019, the members of the Compensation Committee were Directors Clinton, Goldberg and Leodler.  No members of this Committee were officers or employees of Timberland or any of its subsidiaries during the year ended September 30, 2019, nor were they formerly Timberland officers or had any relationships otherwise requiring disclosure.

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are required to include in our annual meeting proxy statements and present at the annual meeting of shareholders a non-binding shareholder resolution to approve the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.  This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse the compensation of Timberland’s executives as disclosed in this Proxy Statement.  We currently hold a say-on-pay vote every year.  The proposal will be presented at the annual meeting in the form of the following resolution:

RESOLVED, that the shareholders approve the compensation of Timberland Bancorp, Inc.’s named executive officers as disclosed in the compensation tables and related material in the Proxy Statement for the 2020 annual meeting of shareholders.

This vote will not be binding on our Board of Directors and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board.  It will also not affect any compensation paid or awarded to any executive.  The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Our executive compensation policies are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of Timberland and Timberland Bank, to reflect the attainment of short- and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers, and to align to the greatest extent possible the interests of management and shareholders. Our Board of Directors believes that our compensation policies and procedures achieve these objectives.  The Board of Directors unanimously recommends that you vote FOR approval of the compensation of our named executive officers as disclosed in this Proxy Statement.

PROPOSAL 3 – APPROVAL OF THE ADOPTION OF THE 2019 EQUITY INCENTIVE PLAN

Overview

On November 26, 2019, our Board of Directors unanimously adopted, subject to shareholder approval, the Timberland Bancorp, Inc. 2019 Equity Incentive Plan.  The purpose of the plan is to promote the success and enhance the value of Timberland by linking the personal interests of employees and directors with those of Timberland shareholders.

We strongly believe that the approval of the 2019 Equity Incentive Plan is essential to our continued success. The Compensation Committee, the Board and management believe that equity awards motivate high levels of performance, align the interests of our personnel and shareholders by giving directors and employees the perspective of an owner with an equity stake in Timberland, and effectively recognize director and employee contributions to Timberland’s success.  The Committee, Board and management further believe that equity awards are a competitive necessity in our industry, allowing us to recruit and retain the highly qualified officers and other key personnel who help Timberland meet its goals, and reward and encourage current directors and employees.

The following summary is a brief description of the material features of the 2019 Equity Incentive Plan.  This summary is qualified in its entirety by reference to the plan, a copy of which is attached to this Proxy Statement as Appendix A.

Summary

Administration.  The 2019 Equity Incentive Plan will be administered by a committee appointed by the Board of Directors, which will consist of at least two members, each of whom will be an outside director, a non-employee director and an independent director, as those terms are defined in the plan.  The joint Timberland and Timberland Bank Compensation Committee will administer the plan.  Among other things, the Committee will (1) interpret the plan, (2) adopt rules for the administration of the plan, (3) select persons to receive awards from among the eligible participants and (4) determine the types of awards and the number of shares to be awarded to participants.

Awards.  The 2019 Equity Incentive Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, non-qualified stock options, which do not satisfy the requirements for treatment as incentive stock options, and awards of restricted stock.  Subject to adjustments described below under “–Adjustments in the Event of Business Reorganization,” Timberland has reserved 350,000 shares of its common stock for issuance under the plan in connection with the exercise of awards, which represents 4.19% of Timberland’s common stock outstanding on the voting record date.  The fair market value of these shares is $10.34 million, based on the closing price of Timberland’s common stock as of the close of business on the voting record date.  Only shares actually issued to participants or retained or surrendered to satisfy tax withholding obligations for awards under the plan count against this total number of shares available under the plan.

Under the 2019 Equity Incentive Plan, the total number of shares available for grant is 350,000, of which 300,000 shares are reserved to be awarded to employees and 50,000 shares are reserved to be awarded to directors.  The Committee may grant incentive stock options that, upon exercise, result in the issuance of 300,000 shares of our common stock.  The plan provides that during any calendar year, the maximum aggregate number of shares with respect to one or more awards that may be granted to any one individual is 100,000 (or 10,000 in the case of non-employee directors).  Each of the maximum amounts described in this paragraph is subject to adjustments described below under “–Adjustments in the Event of Business Reorganization.”

The 2019 Equity Incentive Plan provides for the use of authorized but unissued shares to fund awards, as well as shares that have been reacquired by Timberland.  The awards will have the effect of diluting the holdings of persons who own our common stock.  Assuming all awards under the plan are awarded and exercised through the use of authorized but unissued common stock or reacquired shares, current shareholders would be diluted by approximately 4.19% based on the number of shares outstanding as of the close of business on the voting record date.

Eligibility to Receive Awards.  The Committee may grant awards under the 2019 Equity Incentive Plan to directors and employees of Timberland and its affiliates.  However, incentive stock options may only be awarded to employees.  The Committee will select persons to receive awards among the eligible participants and determine the number of shares for each award granted.  Currently, there are approximately 300 individuals who are eligible to receive awards under the plan, consisting of eight directors and 292 employees.

Terms and Conditions of Stock Options.  The Committee may grant stock options to purchase shares of our common stock at a price that is not less than the fair market value of the common stock on the date the option is granted. The fair market value is the closing sales price on the grant date as quoted on Nasdaq.  Stock options may not be exercised later than 10 years after the grant date.  Subject to the limitations imposed by the provisions of the Internal Revenue Code, certain of the options granted under the 2019 Equity Incentive Plan to officers and employees may be designated as “incentive stock options.”  Options that are not designated and do not otherwise qualify as incentive stock options are referred to as “non-qualified stock options.”

The Committee will determine the time or times at which a stock option may be exercised in whole or in part and the method or methods by which, and the forms in which, payment of the exercise price with respect to the stock option may be made.  Unless otherwise determined by the Committee and set forth in the written award agreement evidencing the grant of the stock option, upon termination of service of the participant for any reason other than for cause, all stock options then currently exercisable by the participant shall remain exercisable for one year for terminations due to death, disability or retirement (termination of employment after attaining age 65), and for three months for other terminations or until the expiration of the stock option by its terms if sooner.  Upon any termination of service for cause, all stock options not previously exercised shall immediately be forfeited.

Prohibition Against Option Repricing.  Except as provided under “–Adjustments in the Event of Business Reorganization” below, neither the Committee nor the Board may amend or modify the exercise price of a stock option or cancel the stock option at a time when the exercise price is greater than the fair market value of Timberland’s common stock in exchange for another award.

Terms and Conditions of Restricted Stock Awards.  The Committee is authorized to grant restricted stock, which are shares of Timberland common stock that are subject to a substantial risk of forfeiture and limits on transfer until the shares vest.  The Committee will establish a restricted period, subject to acceleration as described below under “–Acceleration of Exercisability of Stock Options and Vesting of Restricted Stock Awards,” during which, or at the expiration of which, the restricted stock awards vest and shares of common stock awarded shall no longer be subject to forfeiture or restrictions on transfer.  During the vesting period, unless otherwise provided for in the award agreement, the recipient will not have the power to vote the restricted shares and will not have the right to receive dividends with respect to those shares, although dividends related to unvested stock will be retained and paid once the restricted stock vests.

Except as provided under “–Transferability of Awards,” restricted stock generally may not be sold, assigned, transferred, pledged or otherwise encumbered by the participant before the vesting conditions are satisfied.  The Committee has the right to determine any other terms and conditions, not inconsistent with the 2019 Equity Incentive Plan, upon which a restricted stock award shall be granted.

Acceleration of Exercisability of Stock Options and Vesting of Restricted Stock Awards.  Unless otherwise provided in an award agreement, upon a change in control of Timberland followed by an involuntary termination of the award recipient within 12 months of the change in control (change in control and involuntary termination as defined in the 2019 Equity Incentive Plan) or upon the termination of the award recipient’s service due to death or disability, all unvested awards under the 2019 Equity Incentive Plan shall become exercisable in the case of stock options, or vest in the case of restricted stock, as of the date of the termination.  The Committee also has the authority, with the consent of the award recipient, to the extent deemed necessary by the Committee, to amend or modify the terms of any outstanding award.

Forfeiture of Awards.  If the holder of an unvested award terminates service other than due to death, disability or a change in control, the unvested portion of the award will be forfeited by the holder.  Upon any termination of service for cause, all stock options not previously exercised and all unvested restricted stock shall be forfeited immediately by the holder.

Transferability of Awards.  Stock options and unvested restricted stock awards may be transferred upon the death of the holder to whom it was awarded, by will or the laws of inheritance, or pursuant to a domestic relations order.  Furthermore, the Committee may approve the transfer of non-qualified stock options and restricted stock awards to certain family members.

Amendment and Termination of the Plan.  The 2019 Equity Incentive Plan shall continue in effect for a term of ten years, after which no further awards may be granted.  The Board of Directors may suspend or terminate the plan or any part thereof at any time prior to the tenth anniversary of the effective date.  The Board may also amend or revise the plan or any portion thereof; however, if required by tax law or the corporate governance standards imposed by any stock exchange or automated quotation system on which Timberland’s common stock is listed, no amendment or revision will be effective if it amends a material term of the plan unless approved by shareholders.  No amendment, suspension or termination of the plan will impair the rights of any participant, without his or her consent, in any award already granted, except in limited circumstances where necessary to comply with certain tax law requirements or regulatory requirements.  All awards are subject to “clawback” provisions as required by law, rule, regulation or stock exchange listing, or a policy related thereto.

Adjustments in the Event of Business Reorganization.  In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of shares or other securities, stock dividend or other special and nonrecurring dividend or distribution, liquidation, dissolution or other similar corporate transaction or event, affects the shares of Timberland common stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants, the Committee must, in such manner as it deems equitable, adjust the number of shares as to which future awards may be made and the number of shares subject to and exercise prices of outstanding awards.

Important Considerations

The 2019 Equity Incentive Plan contains a number of provisions that we believe are consistent with the interests of shareholders and sound corporate governance practices, including:

•
Double trigger for acceleration of vesting of awards in connection with a change in control transaction.  The plan requires both a change in control and an involuntary termination of the award recipient within 12 months of the change in control in order to accelerate option exercisability and restricted stock vesting in the event of a change in control transaction.

•	No liberal share counting. The plan prohibits the reuse of shares withheld or delivered to satisfy the exercise price of an option or to satisfy tax withholding requirements.

•	No repricing of stock options. The plan prohibits the repricing of stock options.

•	No discounted stock options. All stock options must have an exercise price equal to or greater than the fair market value of the underlying common stock on the date of grant.

•	No dividends on unvested awards. The plan prohibits the payment of dividends on unvested awards, unless provided in an award agreement.

•	Limit on awards to any one individual. The plan imposes a maximum number of shares that may be awarded to any one individual in any 12-month period.

Timberland currently maintains the 2014 Equity Incentive Plan and the 2003 Stock Option Plan.  Stock options and shares of restricted common stock were awarded pursuant to these plans and outstanding awards will not be affected by adoption of the 2019 Equity Incentive Plan.  As of December 2, 2019, 29,076 shares were available for award under the existing plans.  We believe that the availability of stock compensation programs is an important element of Timberland’s overall retention, recruitment, incentive compensation and growth strategies and that the adoption of the 2019 Equity Incentive Plan will assist us in meeting the objectives of these strategies.

In determining the number of shares to be reserved for issuance under the 2019 Equity Incentive Plan and analyzing the impact on our shareholders of making equity awards, we considered our burn rate and overhang.  Burn rate provides a measure of the potential dilutive impact of our equity award program.  Set forth below is a table that reflects our burn rate for 2019, 2018 and 2017 as well as the average over those years.

Fiscal Year	Restricted Stock Granted	Options Granted	Total Granted	Basic Weighted Average Number of Common Shares Outstanding (1)	Gross Burn Rate (2)
2019	--	46,840	46,840	8,318,928	0.56%
2018	--	45,950	45,950	7,334,577	0.63%
2017	--	58,250	58,250	7,136,690	0.82%
Three-year average	--	50,347	50,347	7,596,732	0.66%
___________
(1)
Consists of the amounts used for calculating earnings per share.  For additional information, see Note 19 of the Notes to Consolidated Financial Statements in Timberland’s Annual Report on Form 10-K for the year ended September 30, 2019.

(2)	Gross Burn Rate is defined as the number of shares of common stock underlying awards granted in the year divided by the basic weighted average number of shares of common stock outstanding.

The following table provides information as of December 2, 2019 regarding our total outstanding shares of common stock, shares underlying outstanding awards under prior plans and shares that would be added upon stockholder approval of the 2019 Equity Incentive Plan (“overhang”):

As of December 2, 2019

Shares underlying outstanding awards	363,654

Shares outstanding	8,345,069

Overhang (shares underlying outstanding awards/shares outstanding)	4.36%

Shares available for grant under prior plans	29,076

Total overhang (shares underlying outstanding awards and plan shares available/shares outstanding)	4.71%

Shares Board seeks approval for	350,000

As a percentage of shares outstanding	4.19%

Federal Income Tax Consequences

The following discussion provides a general overview of the federal tax consequences that apply to non-qualified stock options, incentive stock options and restricted stock awards, as of the date of this Proxy Statement.

Non-qualified Stock Options.  Under current federal tax law, the non-qualified stock options granted under the 2019 Equity Incentive Plan will not result in any taxable income to the optionee or any tax deduction to Timberland at the time of grant.  Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is taxable to the optionee as compensation income and is generally deductible by Timberland.  The optionee’s tax basis for the shares is the market value of the shares at the time of exercise.  Upon a sale of the shares, the optionee will recognize a capital gain to the extent of any appreciation in value of the shares from the date of exercise to the date of sale, and such gain will qualify as long-term capital gain if the applicable capital gain holding period is satisfied.

Incentive Stock Options.  Neither the grant nor the exercise of an incentive stock option under the 2019 Equity Incentive Plan will result in any federal tax consequences to either the optionee or Timberland, although the difference between the market price on the date of exercise and the exercise price is an item of adjustment included for purposes of calculating the optionee’s alternative minimum tax.  Except as described below, at the time the optionee sells shares acquired pursuant to the exercise of an incentive stock option, the excess of the sale price over the exercise price will qualify as a long-term capital gain if the applicable holding period is satisfied.  If the optionee disposes of the shares within two years of the date of grant or within one year of the date of exercise, an amount equal to the lesser of (a) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (b) the difference between the exercise price and the sale price will be taxed as ordinary income and Timberland will be entitled to a deduction in the same amount.  The excess, if any, of the sale price over the sum of the exercise price and the amount taxed as ordinary income will qualify as long-term capital gain if the applicable capital gains holding period is satisfied.  If the optionee exercises an incentive stock option more than three months after his or her termination of employment, he or she generally is deemed to have exercised a non-qualified stock option.  The time frame in which to exercise an incentive stock option is extended in the event of the death or disability of the optionee.

Restricted Stock Awards.  Recipients of restricted shares granted under the 2019 Equity Incentive Plan will recognize ordinary income on the date that the shares are no longer subject to a substantial risk of forfeiture in an amount equal to the fair market value of the shares on that date.  In certain circumstances, a holder of restricted stock may elect to recognize ordinary income on the date of the grant of the restricted stock in an amount equal to the fair market value of the shares on the grant date.  Upon a subsequent sale of the shares, the holder of restricted stock will recognize capital gain or loss based on the difference between the amount received and the amount previously recognized as ordinary income.  If an award agreement provides that an owner of restricted stock is entitled to receive dividends, then recipients of shares granted under the plan will also recognize ordinary income equal to their dividend payments when these payments are received.

Proposed Awards Under the Plan

No awards have been proposed under the 2019 Equity Incentive Plan as of the date of this Proxy Statement.

Equity Compensation Plan Information

The following table summarizes share and exercise price information regarding our equity compensation plans as of September 30, 2019:

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	378,304	$18.15	30,076

Equity compensation plans not approved by security holders:	N/A	N/A	N/A
Total	378,304	$18.15	30,076

Voting Recommendation

The Board of Directors recommends that shareholders vote FOR approval of the adoption of the Timberland Bancorp, Inc. 2019 Equity Incentive Plan.

AUDIT COMMITTEE REPORT

The Audit Committee reports as follows with respect to Timberland’s audited financial statements for the fiscal year ended September 30, 2019:

•	The Audit Committee has reviewed and discussed the 2019 audited financial statements with management;

•	The Audit Committee has discussed with the independent registered public accounting firm, Delap LLP, the matters required to be discussed by Auditing Standard No. 1301, as amended;

•
The Audit Committee has received written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence; and

•
The Audit Committee has, based on its review and discussions with management of the 2019 audited financial statements and discussions with the independent registered public accounting firm, recommended to the Board of Directors that Timberland’s audited financial statements for the year ended September 30, 2019 be included in its Annual Report on Form 10-K.

The foregoing report is provided by the following directors, who constitute the Audit Committee:

Audit Committee:              Michael J. Stoney, Chairman
James A. Davis
Larry D. Goldberg
David A. Smith

This report shall not be deemed to be incorporated by reference or by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

PROPOSAL 4 – RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee operates under a written charter adopted by the Board of Directors.  In fulfilling its oversight responsibility of reviewing the services performed by Timberland’s independent registered public accounting firm, the Committee carefully reviews the policies and procedures for the engagement of the independent registered public accounting firm.  The Audit Committee also discussed with Delap LLP the overall scope and plans for the audit, and the results of its audit.  The Committee also reviewed and discussed with Delap LLP the fees paid, as described below.

The Audit Committee of the Board of Directors has selected Delap LLP as our independent registered public accounting firm for the year ending September 30, 2020 and that selection is being submitted to shareholders for ratification.  Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Delap LLP to our shareholders for ratification as a matter of good corporate practice.  If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm.  Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Timberland and our shareholders.  Delap LLP served as our independent registered public accounting firm for the year ended September 30, 2019 and a representative of the firm will be present at the annual meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Delap LLP as our independent registered public accounting firm.

The following table sets forth the aggregate fees billed to Timberland and Timberland Bank by Delap LLP for professional services rendered for the fiscal years ended September 30, 2019 and 2018.

	Year Ended September 30,
	2019	2018
Audit Fees (1)(2)	$305,200	$288,800
Audit-Related Fees (3)	71,200	44,560
Tax Fees (4)	15,000	15,350
All Other Fees	--	--
_____________
(1)	Includes fees for the annual audit and quarterly reviews of the consolidated financial statements, plus out-of-pocket expenses.
(2)	Includes fees for the audit of internal control over financial reporting.
(3)	Consists of fees related to consultations on various accounting and reporting matters.
(4)	Consists of fees for the preparation of income tax returns and tax advice.

The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the independent registered public accounting firm and the estimated fees for these services in connection with its annual review of its charter.  Pre-approval may be granted by action of the full Audit Committee or by delegated authority to one or more members of the Audit Committee.  If this authority is delegated, all approved non-audit services will be presented to the Audit Committee at its next meeting for ratification.  In considering non-audit services, the Audit Committee or its delegate will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent registered public accounting firm and whether the service could compromise the independence of the independent registered public accounting firm.  All of the services provided by Delap LLP described above were approved by the Audit Committee.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of any registered class of Timberland’s equity securities, to file reports of ownership and changes in ownership with the SEC.  Executive officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file.  Based solely on our review of the copies of such forms we have received and written representations provided to us by the above-referenced persons, we believe that, during the fiscal year ended September 30, 2019, all filing requirements applicable to our reporting officers, directors and greater than 10% shareholders were properly and timely complied with, with the exception of a Form 4 covering one transaction that was inadvertently filed three days late by Officer Edward C. Foster.

MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than those matters described in this Proxy Statement.  However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will pay the cost of soliciting proxies.  In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone without additional compensation.  In addition, we have engaged Broadridge to assist in distributing proxy materials and contacting record and beneficial owners of our common stock.  We have agreed to pay a fee of $3,500, plus out-of-pocket expenses in certain instances, for these services.  We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

Our annual report to shareholders, including financial statements, will be mailed on or about December 18, 2019 to all shareholders of record as of the close of business on the record date.  Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Corporate Secretary, Timberland Bancorp, Inc., 624 Simpson Avenue, Hoquiam, Washington 98550.  The annual report is not to be considered as part of the proxy solicitation material or as having been incorporated herein by reference.  In addition, a copy our Annual Report on Form 10-K for the fiscal year ended September 30, 2019 is available to each record and beneficial owner of Timberland’s common stock without charge upon written request to the Corporate Secretary at the address given above.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at next year’s annual meeting of shareholders must be received at the executive office at 624 Simpson Avenue, Hoquiam, Washington 98550, no later than August 20, 2020.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act, and as with any shareholder proposal (regardless of whether included in our proxy materials), our Articles of Incorporation and Bylaws.

Our Articles of Incorporation provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before a meeting, a shareholder must deliver notice of such nominations and/or proposals to the Corporate Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 31 days’ notice of the meeting is given to shareholders, such written notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders.  We anticipate that, in order to be timely, shareholder nominations or proposals intended to be made at the annual meeting must be made by December 27, 2019.  As specified in the Articles of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including the person’s name, age, business address and number of shares of common stock held, a written consent to being named in the Proxy Statement as a nominee and to serving as a director, if elected, and certain other information regarding the shareholder giving such notice.  The notice with respect to business proposals to be brought before the annual meeting must state the shareholder’s name, address and number of shares of common stock held, a brief discussion of the business to be brought before the annual meeting, the reasons for conducting such business at the meeting, and any interest of the shareholder in the proposal.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ DEAN J. BRYDON
DEAN J. BRYDON CORPORATE SECRETARY

Hoquiam, Washington
December 18, 2019

Appendix A
Timberland Bancorp, Inc.
2019 Equity Incentive Plan
ARTICLE I
ESTABLISHMENT, PURPOSE AND DURATION
Section 1.1 Establishment of the Plan.
The Company hereby establishes an incentive compensation plan to be known as the “Timberland Bancorp, Inc. 2019 Equity Incentive Plan” (the “Plan”), as set forth in this document. The Plan permits the granting of Nonqualified Stock Options, Incentive Stock Options and Restricted Stock.
The Plan was originally adopted effective as of November 26, 2019 by the Board, but it will only become effective (the “Effective Date”) when it is approved by the Company’s shareholders at the annual meeting of the Company’s shareholders on January 28, 2020, or any adjournment or postponement thereof (the “2020 Annual Meeting”).  If this Plan is not approved by the Company’s shareholders at the 2020 Annual Meeting, and in any event when required by Section 10.9, this Plan shall be void.
Provided that the Plan is approved by the shareholders as provided for in this Section 1.1, this Plan shall be treated as a new plan for purposes of Section 422 of the Code (as herein defined), so that an Option granted hereunder on a date that is not more than ten years after the Plan was adopted by the Board, and that is intended to qualify as an Incentive Stock Option under Section 422 of the Code, complies with the requirements of Section 422(b)(2) of the Code and the applicable regulations thereunder.

Section 1.2 Purpose of the Plan.
The purpose of the Plan is to promote the success, and enhance the value, of the Company by linking the personal interests of Employees and Directors with those of Company shareholders.  The Plan is further intended to assist the Company in its ability to motivate, attract, and retain the services of Employees and Directors upon whose judgment, interest, and special effort the successful conduct of its operation largely is dependent.
Section 1.3 Duration of the Plan.
Subject to approval by the shareholders of the Company, the Plan shall commence on the Effective Date, as described in Section 1.1 herein, and shall remain in effect, subject to the right of the Board to terminate the Plan at any time pursuant to Article IX herein.  However, in no event may an Award be granted under the Plan on or after the tenth anniversary of the Effective Date, nor may an Incentive Stock Option be granted under the Plan on or after the tenth anniversary of the date the Plan was adopted by the Board.
ARTICLE II
DEFINITIONS
The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:
Affiliate means any “parent corporation” or “subsidiary corporation” of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
Award means, individually or collectively, a grant under the Plan of Options or Restricted Stock.
Award Agreement means a written instrument evidencing an Award under the Plan and establishing the terms and conditions thereof.

Bank means Timberland Bank, the wholly-owned subsidiary of the Company, and any successor thereto.
Beneficiary means the Person designated by a Participant to receive any Shares subject to a Restricted Stock Award made to such Participant that become distributable, to have the right to exercise any Options granted to such Participant that are exercisable, or to receive any Shares paid out under an Award to such Participant where such payout is made following the Participant’s death.
Board means the Board of Directors of Timberland Bancorp, Inc. and any successor thereto.
Change in Control means the first to occur of a “change in the ownership of the Company or the Bank,” a “change in the effective control of the Company or the Bank” or a “change in the ownership of a substantial portion of the Company’s or the Bank’s assets,” as those phrases are determined under Section 409A.
Code means the Internal Revenue Code of 1986, as amended from time to time.
Committee means the Committee described in Article IV.
Company means Timberland Bancorp, Inc., a Washington corporation, and any successor thereto.
Director means any individual who is a member of the Board or the board of directors of an Affiliate or an advisory or emeritus director of the Company or an Affiliate who is not currently an Employee.
Disability means a total and permanent disability, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee in good faith, upon receipt of sufficient competent medical advice from one or more individuals, selected by the Committee, who are qualified to give professional medical advice.
Domestic Relations Order means a domestic relations order that satisfies the requirements of Section 414(p)(1)(B) of the Code, or any successor provision, as if such section applied to the applicable Award.
Employee means a full-time or part-time employee of the Company or an Affiliate.  Directors who are not otherwise employed by the Company or an Affiliate shall not be considered Employees under the Plan.
Exchange Act means the Securities Exchange Act of 1934, as amended.
Exercise Period means the period during which an Option may be exercised.
Exercise Price means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option.
Fair Market Value means, with respect to a Share on a specified date:
(a) If the Shares are listed on any U.S. national securities exchange registered under the Exchange Act (“National Exchange”), the closing sales price for such stock (or the closing bid, if no sales were reported) as reported on that exchange on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date;
(b) If the Shares are not listed on a National Exchange but are traded on the over-the-counter market or other similar system, the mean between the closing bid and the asked price for the Shares at the close of trading in the over-the-counter market or other similar system on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and
(c) In the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

Notwithstanding anything herein to the contrary, if the Shares are not listed on a National Exchange and are not readily tradable on the over-the-counter market or if it is determined that the Fair Market Value is not properly reflected by such quotations, Fair Market Value shall be based upon a reasonable valuation method that complies with Section 409A.
Family Member means with respect to any Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, registered domestic partner (as determined under state law), former spouse, sibling, niece, nephew, mother-in-law, father- in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests.
Incentive Stock Option means a right to purchase Shares that is granted to an Employee that is designated by the Committee to be an Incentive Stock Option and that satisfies the requirements of Section 422 of the Code.
Involuntary Termination means either (a) the termination of the employment of a Participant by the Company or any Affiliate without the Participant’s express written consent, or (b) the Participant’s voluntary and complete termination of employment with the Company and all Affiliates following any demotion, loss of title, office or significant authority, reduction in the Participant’s annual salary, or relocation of the Participant’s principal place of employment more than thirty-five (35) miles from its location immediately prior to a Change in Control.  No other voluntary termination by a Participant shall be considered an Involuntary Termination for purposes of this Plan or any Award granted hereunder.
Non-Qualified Stock Option means a right to purchase Shares that is not an Incentive Stock Option.
Option means either an Incentive Stock Option or a Non-Qualified Stock Option.
Option Award means an award of Options pursuant to Article V.
Option Holder means, at any relevant time with respect to an Option, the person having the right to exercise the Option.
Participant means any Employee or Director who is selected by the Committee to receive an Award.
Period of Restriction means the period during which the entitlement of a Participant under a Restricted Stock Award is limited in some way or subject to forfeiture, in whole or in part, based on the passage of time, or upon the occurrence of other events as set forth in that Restricted Stock Award.
Person means an individual, a corporation, a partnership, a limited liability company, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.
Plan means the Timberland Bancorp, Inc. 2019 Equity Incentive Plan, as amended from time to time.
Restricted Stock means an award of Shares subject to a Period of Restriction granted pursuant to Article VI herein.
Restricted Stock Award means an award of Restricted Stock pursuant to Article VI.
Retirement means, subject to the terms of an Award, (i) in the case of an Employee, the termination of a Participant’s employment with the Company and its Affiliates, other than a Termination for Cause, after the Participant has attained age 65, and (ii) with respect to non-employee Directors, the termination of Service as a Director of the Company and its Affiliates or any successors thereto after reaching normal retirement age as established by the Company, other than a Termination for Cause.

Section 409A means Section 409A of the Code and any regulations or guidance of general applicability thereunder.
Service means, unless the Committee provides otherwise in an Award Agreement, employment or service in any capacity as a Director or Employee of the Company or any Affiliate.
Share means a share of common stock of Timberland Bancorp, Inc.
Termination for Cause means termination of Service upon an intentional failure to perform stated duties, a breach of a fiduciary duty involving personal dishonesty which results in material loss to the Company or any of its Affiliates or a willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order which results in material loss to the Company or one of its Affiliates.  No act or failure to act on a Participant’s part shall be considered willful unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Company.  Notwithstanding the above, if a Participant is subject to a different definition of termination for cause in an employment or severance or similar agreement with the Company or any Affiliate, such other definition shall control.
Vesting Date means the date or dates on which the grant of an Option is eligible to be exercised, or the date or dates on which a Restricted Stock Award ceases to be forfeitable (i.e., at the end of a Period of Restriction).
ARTICLE III
AVAILABLE SHARES - ELIGIBILITY - PARTICIPATION
Section 3.1 Shares Available Under the Plan.
Subject to adjustment as provided in Section 9.3, the total number of Shares available for grant under the Plan shall be 350,000 (the “Limit”), of which 300,000 of such Shares are reserved to be awarded to Employees and 50,000 of such Shares are reserved to be awarded to Directors.  These Shares may be either authorized but unissued, or Shares that have been reacquired by the Company.
Section 3.2 Maximum Awards.
The maximum aggregate number of Shares that may be issued pursuant to Options that are Incentive Stock Options is 300,000, subject to adjustment as provided in Section 9.3 herein.  Notwithstanding any provision in the Plan to the contrary and subject to adjustment as provided in Section 9.3 herein, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year shall be 100,000 (or 10,000 in the case of non-employee Directors).
Section 3.3 Computation of Shares Issued.
For purposes of this Article III, Shares shall be considered issued pursuant to the Plan only if actually issued upon the exercise or vesting of an Award except as set forth below.  If any Award granted under the Plan terminates, expires, or lapses or is forfeited for any reason, any Shares subject to such Award shall be available for the future grant of an Award under the Plan.  Shares used to pay the Exercise Price of an Option and Shares used to satisfy tax withholding obligations shall not be available for future Awards under the Plan.  To the extent that Shares are delivered pursuant to the exercise of an Option, the number of underlying Shares as to which the exercise is related shall be counted against the number of Shares available for Awards, as opposed to only counting the Shares issued.
Section 3.4 Eligibility.
Persons eligible to participate in the Plan include all Employees and Directors.

Section 3.5 Actual Participation.
Subject to the provisions of the Plan, the Committee may, from time to time, select from all Employees and Directors, those to whom Awards shall be granted and shall determine the nature, type and amount of each Award.  No Employee or Director shall be entitled to be granted an Award under the Plan.
ARTICLE IV
ADMINISTRATION
Section 4.1 Committee.
(a) The Plan shall be administered by a Committee appointed by the Board for that purpose and consisting of not less than two (2) members of the Board.  Each member of the Committee shall be an “Outside Director” within the meaning of Section 162(m) of the Code or any successor rule or regulation, a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3)(i) under the Exchange Act or any successor rule or regulation and an “independent director” under the corporate governance rules and regulations imposing independence standards on committees performing similar functions promulgated by any national securities exchange or quotation system on which Shares are listed.
(b) The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee.  Any decision or determination reduced to writing and signed by all members shall be as fully effective as if made by unanimous vote at a meeting duly called and held.
(c) The Committee’s decisions and determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated.
Section 4.2 Committee Powers.
Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan.  The Committee shall have full power except as limited by law or by the charter or bylaws of the Company or by resolutions adopted by the Board, and subject to the provisions herein, to determine the size and types of Awards; to determine the terms and conditions of such Awards in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Article IX herein) to amend or otherwise modify the Plan or the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan and, if the Award is subject to Section 409A, does not cause the Plan or the Award to violate Section 409A.  Further, the Committee shall make all other determinations which may be necessary or advisable for the administration of the Plan.  As permitted by law, rule, or regulation, the Committee may delegate its authorities as identified hereunder.  All decisions, determinations and other actions of the Committee made or taken in accordance with the terms of the Plan shall be final and conclusive and binding upon all parties having an interest therein.

ARTICLE V
STOCK OPTIONS
Section 5.1 Grant of Options.
(a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to a Participant an Option to purchase Shares.  An Option must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option at the time of grant and, if not designated as either, shall be a Non-Qualified Stock Option.  Only Employees may receive Incentive Stock Options.

(b)          Any Option granted shall be evidenced by an Award Agreement which shall:
       (i)     specify the number of Shares covered by the Option;

        (ii)     specify the Exercise Price;

        (iii)    specify the Exercise Period;

        (iv)    specify the Vesting Date; and

        (v)     contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.

No Option terms shall be permitted that would cause the Option to be subject to Section 409A.  Any such provision shall be void ab initio.
Section 5.2 Size of Option.
Subject to the restrictions of the Plan, the number of Shares as to which a Participant may be granted Options shall be determined by the Committee, in its discretion, and set forth in the Award Agreement.
Section 5.3 Exercise Price.
The price per Share at which an Option may be exercised shall be determined by the Committee, in its discretion; provided, however, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.
Section 5.4 Exercise Period.
The Exercise Period during which an Option may be exercised shall commence on the Vesting Date.  It shall expire on the earliest of:
(a)          the date specified by the Committee in the Award Agreement;
(b)      unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the three-month period commencing on the date of the Participant’s termination of Service, other than on account of death, Disability, Retirement or a Termination for Cause;
(c)          unless otherwise determined by the Committee and set forth in the Award Agreement, the last day of the one year  period commencing on the date of the Participant’s termination of Service on account of death, Disability or Retirement;
(d)           as of the time and on the date of the Participant’s termination of Service due to a Termination for Cause; or
(e)           the last day of the ten-year period commencing on the date on which the Option was granted (or a five-year term for Options subject to Section 5.6(a) hereof).
An Option that remains unexercised at the close of business on the last day of the Exercise Period shall be canceled without consideration at the close of business on that date.

Section 5.5   Vesting Date.
(a)           The Vesting Date for each Option Award shall be determined by the Committee and specified in the Award Agreement.

(b) Unless otherwise determined by the Committee or specified in the Award Agreement:
    (i) if the Participant of an Option Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Option shall be forfeited without consideration; provided, however, that with the exception of a Termination for Cause, the Committee, in its sole discretion, shall have the right to waive such forfeiture and to immediately make exercisable all or any portion of such Options;
    (ii) if the Participant of an Option Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of the Participant’s termination of Service; and
    (iii) if a Change in Control occurs prior to the Vesting Date of an Option Award that is outstanding on the date of the Change in Control, the Vesting Date shall be the earlier of (A) the date of the Participant’s Involuntary Termination, if such Involuntary Termination occurs within the twelve-month period commencing on the effective date of the Change in Control, or (B) the Vesting Date provided for in Section 5.5(a).  Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor to the Company’s business and/or assets does not either assume the outstanding Option Award or replace the outstanding Option Award with an award that is determined by the Committee to be at least equivalent in value to such outstanding Option Award on the date of the Change in Control, then the Vesting Date of such outstanding Option Award shall be accelerated to the effective date of the Change in Control.
Section 5.6 Additional Restrictions on Incentive Stock Options.
An Option designated by the Committee to be an Incentive Stock Option shall be subject to the following provisions:
(a) Notwithstanding any other provision of this Plan to the contrary, no Participant may receive an Incentive Stock Option under the Plan if such Participant, at the time the Award is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten (10) percent of the total combined voting power of all classes of stock of the Company or its Affiliates, unless (i) the option price for such Incentive Stock Option is at least 110 percent of the Fair Market Value of the Shares subject to such Incentive Stock Option on the date of grant, and (ii) such Option is not exercisable after the date five (5) years from the date such Incentive Stock Option is granted.
(b) Each Participant who receives Shares upon exercise of an Option that is an Incentive Stock Option shall give the Company prompt notice of any sale of Shares prior to a date which is two years from the date the Option was granted or one year from the date the Option was exercised.  Such sale shall disqualify the Option as an Incentive Stock Option.
(c) The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (taking into account all Incentive Stock Options granted under this Plan and any other plan of the Company or an Affiliate) shall not exceed $100,000 and the term of the Incentive Stock Option shall not be more than ten years.
(d) Any Option under this Plan which is designated by the Committee as an Incentive Stock Option but fails, for any reason, to meet the foregoing requirements shall be treated as a Non-Qualified Stock Option.
Section 5.7 Method of Exercise.
(a) Subject to the limitations of the Plan and the Award Agreement, an Option Holder may, at any time on or after the Vesting Date and during the Exercise Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; provided, however, that the minimum number of Shares which may be purchased at any time shall be 100 or, if less, the total number of Shares relating to the Option which remain un-purchased.  An Option Holder shall exercise an Option to purchase Shares by:
     (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his or her intent to exercise the Option;
     (ii)             delivering to the Committee full payment for the Shares as to which the Option is to be exercised; and
     (iii)            satisfying such other conditions as may be prescribed in the Award Agreement.
(b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full:
     (i)              in cash (by certified or bank check or such other instrument as the Company may accept); or
     (ii)             if and to the extent permitted by the Committee, in the form of Shares already owned by the Option Holder as of the exercise date and having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or
     (iii)            if and to the extent permitted by the Committee, by the Company withholding Shares otherwise issuable upon the exercise having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid; or
     (iv)            by any combination thereof.
Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price and applicable tax withholding amounts (if any), in which event the Shares acquired shall be delivered to the broker promptly following receipt of payment.
(c) When the requirements of this Section have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate or cause Shares to be issued by book-entry procedures, in either event evidencing the Option Holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date the Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which the transfer is effected.
Section 5.8 Limitations on Options.
(a) An Option by its terms shall not be transferable by the Option Holder other than by will or the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order, and shall be exercisable, during the life of the Option Holder, only by the Option Holder or an alternate payee designated pursuant to such a Domestic Relations Order (but such transfer shall cause an Incentive Stock Option to become a Non-Qualified Stock Option as of the day of the transfer); provided, however, that a Participant may, at any time at or after the grant of a Non-Qualified Stock Option under the Plan, apply to the Committee for approval to transfer all or any portion of such Non-Qualified Stock Option which is then unexercised to such Participant’s Family Member; and provided further, than an Incentive Stock Option may be transferred to a trust if, under Section 671 of the Code and applicable state law, the Participant is considered the sole beneficial owner of the Incentive Stock Option while it is held by the trust. The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Option depends on the life, Service or other status of the Participant, such privilege of the Option for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.
(b) The Company’s obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option Holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to:
     (i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded; or
     (ii)             the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.
(c) An Option Holder may designate a Beneficiary to receive any Options that may be exercised after his or her death. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee. In the event that the designated Beneficiary dies prior to the Option Holder, or in the event that no Beneficiary has been designated, any Options that may be exercised following the Option Holder's death shall be transferred to the Option Holder's estate. If the Option Holder and his or her Beneficiary shall die in circumstances that cause the Committee, in its discretion, to be uncertain which shall have been the first to die, the Option Holder shall be deemed to have survived the Beneficiary.
Section 5.9 Prohibition Against Option Repricing.
Except as provided in Section 9.3 and notwithstanding any other provision of this Plan, neither the Committee nor the Board shall have the right or authority following the grant of an Option pursuant to the Plan to amend or modify the Exercise Price of any such Option, or to cancel the Option at a time when the Exercise Price is greater than the Fair Market Value of the Shares in exchange for another Option or Award.
ARTICLE VI
RESTRICTED STOCK AWARDS
Section 6.1 In General.
(a) Each Restricted Stock Award shall be evidenced by an Award Agreement which shall specify:
     (i)            the number of shares of Restricted Stock covered by the Restricted Stock Award;
     (ii)           the amount, if any, which the Participant shall be required to pay to the Company in consideration for the issuance of such Restricted Stock;
     (iii)          the date of grant of the Restricted Stock Award;
     (iv)          the Period of Restriction for the Restricted Stock Award and the performance conditions, if any, which must be satisfied in order for the Vesting Date to occur; and
     (v)           as to Awards awarding Restricted Stock, the rights of the Participant with respect to dividends, voting rights and other rights and preferences associated with such Shares.

Restricted Stock Awards may contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe.
 (b) All Awards consisting of Restricted Stock shall be in the form of issued and outstanding Shares that shall be registered in the name of the Participant, subject to written transfer restriction instructions issued to the Company’s stock transfer agent, together with an irrevocable stock power executed by the Participant in favor of and held by the Committee or its designee, pending the vesting or forfeiture of the Restricted Stock Award.  The Shares shall at all times prior to the applicable Vesting Date be subject to the following restriction, communicated in writing to the Company’s stock transfer agent:
These shares of common stock are subject to the terms of an Award Agreement between Timberland Bancorp, Inc. and [Name of Participant] dated [Award Date] made pursuant to the terms of the Timberland Bancorp, Inc. 2019 Equity Incentive Plan, copies of which are on file at the executive offices of Timberland Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred, except in accordance with the terms of such Plan and Award Agreement.
or such other restrictive communication or legend as the Committee, in its discretion, may specify.
(c) Unless otherwise set forth in the Award Agreement, a Restricted Stock Award by its terms shall not be transferable by the Participant other than by will or by the laws of descent and distribution, or pursuant to the terms of a Domestic Relations Order; provided, however, that a Participant may, at any time at or after the grant of a Restricted Stock Award under the Plan, apply to the Committee for approval to transfer all or any portion of such Restricted Stock Award which is then unvested to such Participant’s Family Member.  The Committee may approve or withhold approval of such transfer in its sole and absolute discretion. If such transfer is approved, it shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and actually received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Restricted Stock Award, all of the rights, privileges and obligations which would attach thereunder to the Participant. If a privilege of the Restricted Stock Award depends on the life, Service or other status of the Participant, such privilege of the Restricted Stock Award for the transferee shall continue to depend upon the life, Service or other status of the Participant. The Committee shall have full and exclusive authority to interpret and apply the provisions of the Plan to transferees to the extent not specifically addressed herein.
Section 6.2 Vesting Date.
(a) The Period of Restriction and Vesting Date for each Restricted Stock Award shall be determined by the Committee and specified in the Award Agreement.
(b) Unless otherwise determined by the Committee or specified in the Award Agreement:
     (i) if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date for any reason other than death, Disability or a Change in Control, any unvested Restricted Stock shall be forfeited without consideration; provided, however, that with the exception of a Termination for Cause, the Committee, in its sole discretion, shall have the right to reduce or eliminate the Period of Restriction with respect to Restricted Stock following termination of Service for any reason, upon such terms and provisions as it deems proper;
     (ii)            if the Participant of a Restricted Stock Award terminates Service prior to the Vesting Date on account of death or Disability, the Vesting Date shall be accelerated to the date of termination of the Participant’s Service with the Company; and
     (iii)            if a Change in Control occurs prior to the Vesting Date of a Restricted Stock Award that is outstanding on the date of the Change in Control, the Vesting Date shall be the earlier of (A) the date of the Participant’s Involuntary Termination, if such Involuntary Termination occurs within the twelve-month period commencing on the effective date of the Change in Control, or (B) the Vesting Date provided for in Section 6.2(a).  Notwithstanding the preceding sentence, if at the effective time of the Change in Control the successor to the Company’s business and/or assets does not either assume the outstanding Restricted Stock Award or replace the outstanding Restricted Stock Award with an award that is determined by the Committee to be at least equivalent in value to such outstanding Restricted Stock Award on the date of the Change in Control, then the Vesting Date of such outstanding Restricted Stock Award shall be accelerated to the earliest date of the Change in Control.
Section 6.3 Dividend Rights.
Any dividends or distributions (collectively referred to herein as “Dividends”) declared and paid with respect to Shares subject to a Restricted Stock Award, whether or not in cash, shall be held by the Company on behalf of the Participant.  If the Participant becomes vested in his Shares that are subject to the Restricted Stock Award, then the Company shall pay the Dividends related to those Shares to the Participant or his Beneficiary in a lump sum, without interest, no later than thirty (30) days following the Vesting Date of those Shares.   The Participant and his Beneficiaries heirs, successors or assigns shall have no legal or equitable rights, interests or claims in any property or assets of the Company or an Affiliate with respect to held Dividends, and such Dividends shall, until paid, remain general, unpledged and unrestricted assets of the Company.  The Company’s obligation under the Plan with respect to held Dividends shall be merely of an unfunded and unsecured promise to pay money in the future.
Section 6.4 Voting Rights.
Unless otherwise specified in the Award Agreement, a Participant who is awarded Shares of Restricted Stock hereunder may exercise full voting rights with respect to those Shares, including during the Period of Restriction.
Section 6.5 Designation of Beneficiary.
A Participant who has received a Restricted Stock Award may designate a Beneficiary to receive any unvested Restricted Stock.  Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee.  In the event that the Beneficiary designated by a Participant dies prior to the Participant, or in the event that no Beneficiary has been designated, any vested Shares that become available for distribution on the Participant’s death shall be paid to the executor or administrator of the Participant’s estate.
Section 6.6 Manner of Distribution of Awards.
The Company's obligation to deliver Shares with respect to a Restricted Stock Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law.  It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange or trading on any automated quotation system on which Shares may then be listed or traded, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.

ARTICLE VII
[RESERVED]
ARTICLE VIII
ADDITIONAL TAX PROVISION

Section 8.1       Tax Withholding Rights.
The Company shall have the power and the right to deduct or withhold, or require a Person to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise or payment made under or as a result of the Plan.  In this regard, where any Person is entitled to receive Shares, the Company shall have the right to require such Person to pay to the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the minimum amount required to be withheld.
ARTICLE IX
AMENDMENT AND TERMINATION
Section 9.1       Termination
The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee.  Unless sooner terminated, the Plan shall terminate automatically on the tenth anniversary of the Effective Date.  In the event of any suspension or termination of the Plan, all Awards previously granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Award Agreements evidencing such Awards.
Section 9.2       Amendment.
The Board may amend or revise the Plan in whole or in part at any time; provided, however, that, to the extent required to comply with Section 162(m) of the Code or the corporate governance standards imposed under the listing or trading requirements imposed by any national securities exchange or automated quotation system on which the Company lists or seeks to list or trade Shares, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the votes cast on a proposal to approve such amendment or revision.
Section 9.3       Adjustments Upon the Occurrence of Certain Events.
In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, exchange of Shares or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of:
(i) the number and kind of securities deemed to be available thereafter for grants of Awards in the aggregate to all Participants and the individual and group share limits;
(ii)             the number and kind of securities that may be delivered or deliverable in respect of outstanding Awards; and
(iii)            the Exercise Price of Options.

In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including, without limitation, cancellation of Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Affiliate or the financial statements of the Company or any Affiliate, or in response to changes in applicable laws, regulations, or accounting principles.
ARTICLE X
MISCELLANEOUS
Section 10.1 Status as an Employee Benefit Plan.
This Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirements for an “employee benefit plan” under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.
Section 10.2 No Right to Continued Service.
Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or Committee with respect to the Plan shall be held or construed to confer upon any Participant any right to a continuation of his or her position as an Employee or a Director.  The Company reserves the right to remove any participating member of the Board or dismiss any Participant or otherwise deal with any Participant to the same extent as though the Plan had not been adopted.
Section 10.3 Construction of Language.
Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or Section number shall refer to an Article or Section of this Plan unless otherwise indicated.

Section 10.4 Severability.
In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

Section 10.5 Governing Law.
The Plan shall be construed, administered and enforced according to the laws of the State of Washington without giving effect to the conflict of laws principles thereof.  The federal and state courts located in the county or contiguous counties in which the Company’s headquarters are located shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any Award granted under this Plan, the Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.
Section 10.6 Headings.
The headings of Articles and Sections are included solely for convenience of reference.  If there is any conflict between such headings and the text of the Plan, the text shall control.

Section 10.7 Non-Alienation of Benefits.
The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts.
Section 10.8 Notices.
Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or three (3) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:
(a)            If to the Committee:
Timberland Bancorp, Inc.
 624 Simpson Avenue
Hoquiam, Washington 98550
 Attention: Corporate Secretary

(b)           If to a Participant, to such person’s address as shown in the Company’s records.
Section 10.9 Approval of Shareholders.
The Plan shall be subject to approval by the Company’s shareholders within twelve (12) months before or after the date the Board adopts the Plan.
Section 10.10 Clawback.
All Awards (whether vested or unvested) shall be subject to such clawback (recovery) as may be required to be made pursuant to law, rule, regulation or stock exchange listing requirement or any policy of the Company adopted pursuant to any such law, rule, regulation or stock exchange listing requirement.
Section 10.11 Section 409A; Responsibility for Tax Treatment.
It is intended that the Awards provided under the Plan be exempt from the application of Section 409A.  The Plan and all Award Agreements shall be construed in a manner that effects such intent.  In addition, the tax treatment of the benefits provided under the Plan or any Award is not warranted or guaranteed.  Neither the Company, its Affiliates nor their respective directors, officers, employees or advisers (other than in their individual capacity as a Participant) shall be held liable for any taxes, interest, penalties or other monetary amounts owed by any Participant or other taxpayer as a result of the Plan or any Award.

TIMBERLAND BANCORP, INC. ATTN: DEAN J. BRYDON 624 SIMPSON AVENUE HOQUIAM, WA 98550
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TIMBERLAND BANCORP, INC. The Board of Directors recommends a vote "For All" the following nominees listed below for a:	For All	Withhold All	For All Execpt	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Directors	[ ]	[ ]	[ ]
Nominees:
Two-year Term:

01) Michael R. Sand

Three-year Term:

02) Jon C. Parker 03) Michael J. Stoney 04) Daniel D. Yerrington

The Board of Directors recommends you vote "FOR" proposal 2	For	Against	Abstain

2. Advisory (non-binding) approval of the compensation of our named executive officers as disclosed in the proxy statement.	[ ]	[ ]	[ ]

The Board of Directors recommends a vote "FOR" for proposal 3.	For	Against	Abstain

3. Advisory of the adoption of the Timberland Bancorp, Inc. 2019 Equity Incentive Plan.	[ ]	[ ]	[ ]

The Board of Directors recommends a vote "FOR" propsoal 4.	For	Against	Abstain

4. Ratification of the Audit Committee's selection of Delap LLP as our independent registered public accounting firm for the year ending September 30, 2020.	[ ]	[ ]	[ ]

NOTE: In their discretion, upon such other matters as may properly come before the meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary capacity, please give your full title. If shares are held jointly, each holder should sign. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and the 2019 Annual Report to Shareholders are
available at https://materials.proxyvote.com/887098

REVOCABLE PROXY
TIMBERLAND BANCORP, INC.
Annual Meeting of Shareholders
January 28, 2020 at 1:00 PM, local time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Timberland Bancorp, Inc. ("Timberland") with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of Timberland which the undersigned is entitled to vote at the Annual Meeting of Shareholders, to be held at the Hoquiam Grand Central, 427 7th Street, Hoquiam, Washington 98550, on Tuesday, January 28, 2020 at 1:00 p.m., local time, and at any and all adjournments thereof, as indicated.

The undersigned acknowledges receipt from Timberland prior to the execution of this proxy of the Notice of Annual Meeting of Shareholders, a Proxy Statement dated December 18, 2019, and the 2019 Annual Report to Shareholders.

This proxy, will be voted as directed, but if no instructions are specified, this proxy will be voted FOR all the nominees listed, FOR proposal 2, FOR proposal 3 and FOR proposal 4. If any other business is presented at the annual meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the meeting. This proxy also confers discretionary authority on the Proxy Committee to vote with respect to the election of any person as director where the nominees are unable to serve or for good cause will not serve and matters incident to the conduct of the annual meeting.

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Corporate Secretary of Timberland at the meeting of the shareholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

Please complete, date, sign and mail this proxy promptly in the enclosed postage-prepaid envelope. You may also vote by telephone or the Internet by following the instructions on the reverse side.

Continued and to be signed on reverse side